Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

STATEMENT PURSUANT TO 18 U.S.C. §1350

Pursuant to 18 U.S.C. §1350, each of the undersigned certifies that this Quarterly Report on Form 10-Q for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Lifeline Systems, Inc.

/s/ Ronald Feinstein
Dated: August 6, 2004	Ronald Feinstein
Chief Executive Officer

/s/ Mark G. Beucler
Dated: August 6, 2004	Mark G. Beucler
Vice President Finance, Chief Financial Officer and Treasurer